UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2007

Rio Vista Energy Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50394	20-0153267
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1313 E. Alton Gloor Blvd., Suite J Brownsville, Texas	78526
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (956) 831-0886

Inapplicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2007, Rio Vista Operating Partnership L.P. (“RVOP”), a wholly owned subsidiary of Rio Vista Energy Partners L.P. (“Rio Vista”), entered into an Amendment to Binding Letter of Intent ( the “Amendment to Letter of Intent”) which amends the binding letter of intent (the “Letter of Intent”) with TransMontaigne Partners L.P. (“TLP”) dated as of September 12, 2007 regarding TLP’s acquisition of RVOP’s remaining liquefied petroleum gas (“LPG”) assets. The amendment is dated December 4, 2007 and is effective as of September 12, 2007. Pursuant to the Amendment to Letter of Intent, pending the completion of a definitive agreement between the parties, TLP has agreed to advance to RVOP an additional refundable deposit in the amount of $1,500,000, as described below.

Pursuant to the Letter of Intent, as amended (the “Amended Letter of Intent”), subject to its terms and conditions, TLP proposes a transaction (the “Transaction”) whereby TLP will purchase from RVOP: (a) the United States portion of the two pipelines from the Brownsville, Texas terminal owned by TLP to the United States border (the “US Pipelines”) with all associated rights-of-way and easements (the “US Easements”) and (b) all of the outstanding equity interests of Penn Octane de Mexico, S. de R.L. de C.V. (“POM”), which holds the Mexican energy regulatory commission (CRE) permit, Termatsal, S. de R.L. de C.V. (“Termatsal”), which owns the portion of the two pipelines that extend from the US border to Matamoros, Mexico (the “Mexican Pipelines”), and Tergas, S. de R.L. de C.V. (“Tergas”), which owns the Matamoros, Mexico terminal site (the “Mexican Terminal”). POM and Termatsal are 100% owned subsidiaries of RVOP and Tergas is an affiliate of RVOP, and each of the three companies (collectively, the “Included Subsidiaries”) is organized under the laws of Mexico. The US Pipelines, the US Easements, the Included Subsidiaries, the Mexican Pipelines and the Mexican Terminal, are collectively referred to as the “LPG Assets.”

The total purchase price for the LPG Assets is $10,500,000, subject to adjustment as provided in the Amended Letter of Intent. The purchase price is payable as an initial deposit of $6,500,000 (the “Initial Deposit”) upon execution of the Letter of Intent, an additional deposit of $1,500,000 (the “Additional Deposit”) upon execution of the Amendment to Letter of Intent, with the remaining $2,500,000 payable at closing (subject to adjustments). RVOP currently provides LPG transportation services to TLP or its affiliates under the terms of an LPG Transportation Agreement with TransMontaigne Product Services Inc. (“TPSI”), an affiliate of TLP.

Pursuant to the Letter of Intent, RVOP entered into the following agreements or instruments with TLP (the “Collateral Documents”), each dated as of September 12, 2007:

•	Restated and Amended Promissory Note (the “Restated Promissory Note”), in the principal amount of $1,000,000, payable to TPSI by RVOP on or before December 31, 2007.

•
Restated and Amended Security Agreement (the “Restated Security Agreement”), granting TLP and TPSI a first priority security interest in the Assets in order to secure the obligations of RVOP under the Letter of Intent and the Restated Promissory Note.

•
First Priority Equity Interest Pledge Agreement, granting TLP and TPSI a first priority security interest in the corporate capital of POM in order to secure the obligations of RVOP under the Letter of Intent and the Restated Promissory Note.

•
First Priority Equity Interest Pledge Agreement, granting TLP and TPSI a first priority security interest in the corporate capital of Termatsal in order to secure the obligations of RVOP under the Letter of Intent and the Restated Promissory Note.

•
Assignment Agreement, assigning TLP and TPSI the existing rights of RVOP in the equity interests of Tergas in the event of a default by RVOP in its obligations under the Letter of Intent or the Restated Promissory Note.

Pursuant to the Amendment to Letter of Intent, RVOP entered into the following amendments to the Collateral Documents with TLP (as amended, the “Amended Collateral Documents”), each amendment dated December 4, 2007 and effective as of September 12, 2007:

•
First Amendment to Restated and Amended Security Agreement (the “Amended Restated Security Agreement”), granting TLP and TPSI a first priority security interest in the LPG Assets in order to secure the obligations of RVOP under the Amended Letter of Intent and the Restated Promissory Note.

•
First Amendment to First Priority Equity Interest Pledge Agreement, granting TLP and TPSI a first priority security interest in the corporate capital of POM in order to secure the obligations of RVOP under the Amended Letter of Intent and the Restated Promissory Note.

•
First Amendment to First Priority Equity Interest Pledge Agreement, granting TLP and TPSI a first priority security interest in the corporate capital of Termatsal in order to secure the obligations of RVOP under the Amended Letter of Intent and the Restated Promissory Note.

•
First Amendment to Assignment Agreement, assigning TLP and TPSI the existing rights of RVOP in the equity interests of Tergas in the event of a default by RVOP in its obligations under the Amended Letter of Intent or the Restated Promissory Note.

Under the terms of the Amended Letter of Intent and the Amended Collateral Documents, TLP advanced the Initial Deposit and the Additional Deposit to RVOP in amounts totaling $8,000,000, which is to be repaid to TLP, with interest at the rate of 8% per annum, in the event the Transaction does not close prior to December 31, 2007 or upon earlier termination of the Amended Letter of Intent prior to the closing of the Transaction. If the Initial Deposit and the Additional Deposit is not repaid by December 31, 2007, in addition to its rights under the Amended Restated Security Agreement, TLP has the right to offset an amount equal to $0.0120 per gallon of LPG in transportation and terminaling fees currently paid by TLP or its affiliates to RVOP. In addition, under the terms of the Amended Letter of Intent, the maturity date of the $1,000,000 promissory note due from RVOP to TPSI was extended to December 31, 2007. If the Transaction is completed, the Restated Promissory Note shall be repaid by RVOP from the net proceeds resulting from the Transaction.

The obligation to repay the Initial Deposit, the Additional Deposit and Promissory Note are secured by first priority security interests in the US Pipelines, a collateral assignment of the US Easements, and a pledge of the equity interests of the Included Subsidiaries. Rio Vista’s lender, RZB Finance LLC (“RZB”), has consented to the encumbrance of the LPG Assets pursuant to the Amended Restated Security Agreement and has agreed to the subordination of its existing security interest in the LPG Assets to the security interest granted in favor of TLP and TPSI, pursuant to a Lender’s Consent and Subordination Agreement dated as of September 12, 2007, as amended by a First Amendment to Lender’s Consent and Subordination Agreement dated as of December 4, 2007 and effective as of September 12, 2007, each executed by RZB.

Under the terms of the Amended Letter of Intent, the parties have agreed to negotiate a final, definitive written stock and asset purchase agreement containing all of the terms of the Transaction. The Transaction is subject to completion of mutually acceptable definitive documentation and satisfactory completion of due diligence by TLP. RVOP has also agreed for a period extending through December 31, 2007 to negotiate exclusively with TLP for the sale of all or any part of the LPG Assets or any controlling interest in the equity of RVOP.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective as of September 12, 2007, in connection with the Transaction described in Item 1.01 above, TLP advanced and RVOP became obligated to repay an initial refundable deposit of $6,500,000 (the “Initial Deposit”). On or about December 5, 2007, TLP advanced and RVOP became obligated to repay an additional refundable deposit of $1,500,000 (the “Additional Deposit”). The Initial Deposit and the Additional Deposit are to be repaid to TLP, with interest at the rate of 8% per annum, in the event the Transaction does not close prior to December 31, 2007 or upon earlier termination of the Letter of Intent prior to the closing of the Transaction. If the Initial Deposit is not repaid by December 31, 2007, in addition to its rights under the Amended Restated Security Agreement and other Amended Collateral Documents, TLP has the right to offset an amount equal to $0.0120 per gallon of LPG in transportation and terminaling fees currently paid by TLP or its affiliates to RVOP. The obligation to repay the Initial Deposit and the Additional Deposit is secured by first priority security interests in the US Pipelines, a collateral assignment of the US Easements, and a pledge of the shares of the Included Subsidiaries.

Item 8.01. Other Events.

On December 4, 2007, Rio Vista issued a press release regarding the completion of a $4,000,000 private placement with institutional investors. A copy of the press release is attached filed with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this report:

99.1	Press release issued by Rio Vista Energy Partners L.P. on December 4, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIO VISTA ENERGY PARTNERS L.P.

By:	Rio Vista GP LLC, its
General Partner

	By:	/s/ Ian T. Bothwell

	Name:	Ian T. Bothwell
Title: Acting Chief Executive Officer,
Acting President, Vice President,
Chief Financial Officer, Treasurer and
Assistant Secretary (Principal Executive,
Financial and Accounting Officer)
Date: December 10, 2007

EXHIBIT INDEX

Exhibit No.      Description

99.1	Press release issued by Rio Vista Energy Partners L.P. on December 4, 2007.

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